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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): January 26, 1998
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events

     On January 26, 1998, the Registrant issued a press release announcing its fourth quarter earnings and distributed an Earnings Conference Call Summary. Such press release is filed herein as Exhibit 99.1, and such Earnings Conference Call Summary is filed herein as Exhibit 99.2.



Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

        (c)   Exhibits

        99.1  Press release of American Express Company dated January 26, 1998.

        99.2 Fourth Quarter 1997 Earnings Conference Call Summary of American Express Company.









































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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   January 28, 1998
























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                                  EXHIBIT INDEX


Item No.              Description
--------              -----------

99.1          Press release of American Express Company dated January 26, 1998.

99.2 Fourth Quarter 1997 Earnings Conference Call Summary of American Express Company.
















































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